EXHIBIT 99.1

DIRECTORS RESOLUTIONS

OF

UNI LINE CORP.

(the “Company”)

WHEREAS:

A.	Roman Ehlert has consented to step down as an officer and as a Member of the Board of Directors of the Company.

B.	Chen Jun, as appointee of Purchasers, has consented to act as the new President, CEO, CFO, Treasurer, Secretary and Chairman of the Board of Directors of the Company.

BE IT RESOLVED THAT:

A.	Roman Ehlert stepped down as an officer and as a Member of the Board of Directors of the Company.

B.	Chen Jun, as appointee of Purchasers, has consented to act as the new President, CEO, CFO, Treasurer, Secretary and Chairman of the Board of Directors of the Company.

Effective date: October 28, 2016
/s/ Roman Ehlert Roman Ehlert /s/ Chen Jun Chen Jun